Exhibit 99.11

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION
                             ---------------------

In re                                              )
CARDIAC CONTROL SYSTEMS, INC.,                     )     Case No.: 99-06852-3P1
                           Debtor.                 )
___________________________________________________)


                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                       JULY 1, 2000 THROUGH JULY 31, 2000
                       ----------------------------------

         Debtor, Cardiac Control Systems, Inc. gives notice of the filing of the attached monthly financial reports for the period July 1, 2000 through July 31, 2000.


                                     STUTSMAN & THAMES, P.A.

                                     By        /s/ Nina M. LaFleur
                                       -----------------------------------------
                                               Nina M. LaFleur

                                     Florida Bar Number 0107451
                                     121 West Forsyth St., Suite 600
                                     Jacksonville, Florida  32202
                                     (904) 358-4000
                                     (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

         I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for May, 2000 were furnished by mail to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620,

Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual,

Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando,

Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura

Street, Suite 2750, Jacksonville, Florida 32202 on this 16 day of August, 2000.

                                                             /s/ Nina M. LaFleur
                                                             -------------------
                                                                  Attorney

                        UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                                         CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.                            JUDGE GEORGE L. PROCTOR

DEBTOR                                                   CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                       FROM JULY 1, 2000 TO JULY 31, 2000

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.


                                         ---------------------------
                                         Stutsman & Thames PA
                                         Attorney for Debtor

Debtor's Address                         Attorney's Address
                                         and Phone Number

PO Box 353393,                           121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                 Jacksonville FL  32202
904-445-5476                             904-358-4000


                      MONTHLY FINANCIAL REPORT FOR BUSINESS
                      -------------------------------------

      Name of Debtor: Cardiac Control Systems, Inc Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

Date of Petition  September 3, 1999

                                                                            CURRENT                    CUMULATIVE
                                                                            -------                 ----------------
                                                                             MONTH                  PETITION TO DATE
                                                                            -------                 ----------------

1.      CASH AT BEGINNING OF PERIOD                                                 $49,786.22                $963.56
                                                                 -----------------------------------------------------
2.      RECEIPTS

            A.  Cash Sales (List Attached)                                               $0.00              $8,968.00
                 Less: Cash Discount re Shree LOC                                                          ($1,500.00)
            B.  Collection on Postpetition A/R                                           $0.00              $7,405.05
            C.  Collection on Prepetition A/R                                            $0.00             $84,451.11
            D.  Other Receipts (List attached)                                   $1,196,400.00          $1,310,380.60
                                                                 -----------------------------------------------------
3.      TOTAL RECEIPTS                                                                                  $1,409,704.76
                                                                                 $1,196,400.00
                                                                 -----------------------------------------------------
4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                      $1,246,186.22          $1,410,668.32
                     (Line 1 + Line 3)
                                                                 -----------------------------------------------------
5.      DISBURSEMENTS                                                                                           $0.00
            A.  US Trustee Quarterly Fees                                              $500.00              $2,000.00
            B.  Net Payroll                                                                                $23,528.70
            C.  Payroll Taxes Paid                                                                             $20.53
            D.  Sales and Use taxes                                                                             $0.00
            E.  Other Taxes                                                        $103,735.72            $107,373.08
            F.  Rent                                                                                            $0.00
            G.  Other Leases (Attachment 3)                                                                     $0.00
            H.  Telephone                                                                                   $3,403.00
            I.  Utilities                                                              $459.64              $9,750.95
            J.  Travel and Entertaining                                                                         $0.00
            K.  Vehicle Expenses                                                                                $0.00
            L.  Office Supplies                                                                               $184.50
            M.  Advertising                                                                                     $0.00
            N.  Insurance (Attachment 7)                                                                        $0.00
            O.  Purchases of Fixed Assets                                                                       $0.00
            P.  Purchases of Inventory                                                                          $0.00
            Q.  Manufacturing Supplies                                                                          $0.00
            R.  Repairs and Maintenance                                                  $0.00              $5,519.57
            S.  Payments to Secured Creditors                                    $1,019,539.28          $1,112,030.39
            T.  Other Operating Expenses (List Attached)                            $71,725.46             $96,631.48
                                                                 -----------------------------------------------------

6.      TOTAL CASH DISBURSEMENTS                                                 $1,195,960.10          $1,360,442.20
                                                                 -----------------------------------------------------

7.      ENDING CASH BALANCE (Line 4 - Line 6)                                       $50,226.12             $50,226.12
                                                                 =====================================================

  I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This eleventh day of August, 2000         /s/ W. Alan Walton
                                                   ----------------------------
                                                   W. Alan Walton

                  Reconciliation
                  --------------
                  Petty Cash Balance                                         ($0.00)
                  Bank of America DIP A/C Balance                         $50,226.12
                                                                     ---------------
                  Ending Cash Balance Line 7.                             $50,226.12
                                                                     ===============



                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000


A.  Cash Sales                                                        ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                      ------------------------------------
                                                                                                   Bank of
                                                                                                   -------
Date                          Payor                     Reason               Petty Cash          America DIP           TOTAL
----                          -----                     ------               ----------          -----------           -----


                                                                           -------------------------------------------------------
                                                                                     $0.00               $0.00              $0.00
                                                                           -------------------------------------------------------

B.  Collection on Postpetition A/R                                    ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                      ------------------------------------

                                                                           Coast Business          Bank of             TOTAL
                                                                           ---------------         -------             -----
Date                          Payor                                            Credit            America DIP
----                          -----                                            ------            -----------

                                                                           -------------------------------------------------------
                                                                                     $0.00               $0.00              $0.00
                                                                           -------------------------------------------------------

C.  Collection on Prepetition A/R

                              Payor                                        Coast Business          Bank of             TOTAL
                              -----                                        ---------------         -------             -----
Date                                                                           Credit            America DIP
----                                                                           ------            -----------



                                                                           -------------------------------------------------------
                                                                                     $0.00               $0.00              $0.00
                                                                           -------------------------------------------------------


D. Other  Receipts Sale of 3 Commerce  Blvd.,  Palm                        ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                           ------------------------------------
Coast

                                                                                  Closing on
                                                                                  ----------
                                                                                  Sale of 3
                                                                                  ---------
                                                                                   Commerce             Bank of
                                                                                   ---------            -------
Date                          Payor                          Reason          Blvd., Palm Coast        America DIP           TOTAL
----                          -----                          ------          -----------------        -----------           -----

10-Jul-00         Kanthal Corporation Payments       Sale of premises at 3
                  on Closing the Sale of the         Commerce Blvd., Palm        $1,195,000.00                       $1,195,000.00
                  Property                           Coast, Florida
10-Jul-00         C.B. Richard Ellis, Inc.           Selling Commission            ($71,700.00)                       ($71,700.00)
10-Jul-00         Clerk of Court                     State Tax Stamps               ($8,365.00)                        ($8,365.00)
10-Jul-00         Suzette Pellicer, Flagler          Real Property Tax 1997        ($29,077.28)                       ($29,077.28)
                  County Tax Collector

10-Jul-00         Suzette Pellicer, Flagler          Real Property Tax 1998        ($25,856.33)                       ($25,856.33)
                  County Tax Collector

10-Jul-00         Suzette Pellicer, Flagler          Real Property Tax 1999        ($24,205.43)                       ($24,205.43)
                  County Tax Collector

10-Jul-00         Suzette Pellicer, Flagler          Real Property Tax 2000        ($10,944.86)                       ($10,944.86)
                  County Tax Collector               (Apportionment)

10-Jul-00         Suzette Pellicer, Flagler          Personal Property Tax          ($5,286.82)                        ($5,286.82)
                  County Tax Collector               1999

10-Jul-00         Coast Business Credit              Payment to Secured           ($504,621.50)                      ($504,621.50)
                                                     Creditor

10-Jul-00         Finova Mezzanine Capital, Inc.     Payment to Secured           ($514,917.78)                      ($514,917.78)
                                                     Creditor

10-Jul-00         B. Paul Katz P.A.                  Charge for wire transfer
                                                     of payments to secured            ($25.00)                           ($25.00)
                                                     creditors

                                                                                ---------------- -- -------------------------------
                                                                                          $0.00               $0.00        ($0.00)
                                                                                ---------------- -- -------------------------------

D.  Other Receipts                                                         ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                           ------------------------------------
                                                                                                        Bank of
                                                                                                        -------
Date                         Payor                          Reason                   Petty Cash       America DIP       TOTAL
----                         -----                          ------                   ----------       -----------       -----

17-Jul-00         Florida Power & Light Company      Refund of Security Deposit                           $1,400.00       $1,400.00
17-Jul-00         Florida Power & Light Company      Less Electricity Usages                               -$459.64       ($459.64)
                                                      6/9/00-7/7/00
                                                                                ---------------- --- -------------------------------
                                                                                                            $940.36         $940.36
                                                                                ---------------- --- -------------------------------




                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------

                         5. T. Other Operating Expenses

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

              Date                   Payee                                   Purpose                            Payment
              ----                   -----                                   -------                            -------
      Disbursements From Proceeds of Sale of Property at 3 Commerce Blvd., Palm Coast

           10-Jul-00        C. B. Richard Ellis,         Selling Commission                                    $71,700.00
                            Inc.

           10-Jul-00        B. Paul Katz P.A.            Charge for wire transfer of payments to secured           $25.00
                                                         creditors

      Bank of America
      ---------------

           31-Jul-00        Bank of America              Service Charge                                             $0.46
                                                                                                              ------------
                                                                                                               $71,725.46

                                                                                                              ============

                                         5. R. Repairs and Maintenance


      Bank of America
      ---------------
                                                                                                           ---------------
                                                                                                                    $0.00
                                                                                                           ===============


                ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                -------------------------------------------------
                           CASH RECEIPTS AND PAYMENTS
                           --------------------------

Name of Debtor:  Cardiac Control Systems, Inc.       Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

                Date            Payor/Payee                       Purpose                     Payment        Balance
                ----            -----------                       -------                     -------        -------

           1-May-00                                   Balance Brought Forward                                    $0.00






                                  ATTACHMENT 1
                                  ------------

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.        Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000


        ACCOUNTS RECEIVABLE AT PETITION DATE                                                              $225,115.40
                                                                                                ======================
        ACCOUNTS RECEIVABLE RECONCILIATION
           (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):
                          Beginning of Month Balance                                                      $133,486.29
                 PLUS:  Current Month New Billings                                                              $0.00
                 LESS:  Collections During Month                                                                $0.00
                                                                                                ----------------------
                          End of Month Balance                                                            $133,486.29
                                                                                                ======================

        --------------------------------------------------------------------------------------------------------------
        AGING:  (Show the total amount for each group of accounts incurred since filing the petition)
              0-30 Days               31-60 Days            61-90 Days       Over 90 Days               Total


                $0.00                                                                                           $0.00
        --------------------------------------------------------------------------------------------------------------
                                                     Billings this month

                Date                     Name                                                            Amount

                                                                                                 ----------------------
        Monthly Total                                                                                           $0.00
                                                                                                ======================



                                  ATTACHMENT 2
                                  ------------

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

 In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

     Date           Days                   Vendor                                                      Detailed    Amount
     ----           ----                   ------                                                      --------    ------
    Incurred     Outstanding                                                Description                 Amount
    --------     -----------                                                -----------                 ------

   23-Nov-99         221       Cobb, Cole & Bell               Post-petition Legal work                   $656.25      $656.25

    7-Jul-00                   U S  Trustee                    Quarterly Fee Third Quarter, 2000        $5,000.00    $5,000.00
                                                                                                      ------------ ------------
                                                                                                        $5,656.25    $5,656.25
                                                                                                      ============ ============



                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000


                                INVENTORY REPORT
                                ----------------

          INVENTORY BALANCE AT PETITION DATE                                                       $8,000.00
                                                                                            =================
                                                                                            =================
          INVENTORY RECONCILIATION:

                   Inventory Purchased During Month                                                    $0.00
                   Inventory Balance at Beginning of Month                                           $800.00
                   Inventory Used or Sold                                                              $0.00
                                                                                            -----------------
                                                                                            -----------------
                   Inventory Balance on Hand at End of Month                                         $800.00
                                                                                            =================

          METHOD OF COSTING INVENTORY

                   Estimated realizable value for finished products, nil value for raw materials etc.

                                FIXED ASSET REPORT
                                ------------------


          FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                      $2,010,000.00
                                                                                            =================
                                                                                            =================

          (Includes Property, Plant and Equipment)

          ---------------------------------------------------------------------------------------------------

          FIXED ASSETS RECONCILIATION:

          Fixed Asset Book Value at beginning of Month                                         $2,000,000.00
                   LESS:  Depreciation Expense                                                         $0.00
                   LESS:  Disposals                                                            $2,000,000.00
                   PLUS:  New Purchases                                                                $0.00
                                                                                            -----------------
                                                                                            -----------------
          Ending Monthly Balance                                                                       $0.00
                                                                                            =================


      BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE
                                REPORTING PERIOD:

                                                                                           Estimated
                                                                          Proceeds       Disposal Value

       10-Jul-00      Real Property at 3 Commerce Blvd., Palm Coast     $1,195,000.00       $1,195,000.00



                                                                                            -----------------
                                                                                            $1,195,000.00
                                                                                            =================




                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

 A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposit, money market accounts, stocks and bonds, etc.


         NAME OF BANK - Bank of America            BRANCH Gov't Banking

                  ACCOUNT NAME: - Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account
                           ACCOUNT NUMBER 375 400 1378

                           PURPOSE OF ACCOUNT Checking

                          Beginning Balance                                            $49,786.22
                          Total of Deposits Made                                          $940.36

                          Total Amount of Checks Written                                  $500.00



           30-Jun-00      Service Charges                                                   $0.46
                                                                           -----------------------
                          Closing Balance                                              $50,226.12
                                                                           =======================
                          Number of Last Check Written This Period                           1054
                          Number of First Check Written This Period                          1054
                          Total Number of Checks Written This Period                            1



                               INVESTMENT ACCOUNTS
                               -------------------

                     Type of Negotiable Instrument                       Face Value
                     -----------------------------                       ----------
                                 NONE



                                  ATTACHMENT 5
                                  ------------

                                 CHECK REGISTER
                                 --------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

         NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                   ACCOUNT NAME: Cardiac Control Systems, Inc.
                         Debtor in Possession, 99-06852
                                Operating Account
                           ACCOUNT NUMBER 375 400 1378

                          PURPOSE OF ACCOUNT: Checking

  Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

 Date           Check Number     Payee            Purpose                                    Amount
 ----           ------------     -----            -------                                    ------
 26-Jul-00      1054             U S Trustee      Quarterly Fee Second Qtr. 2000             $500.00


                                                                                             --------
                                                                                             $500.00
                                                                                             ========

                                  ATTACHMENT 6
                                  ------------

                               MONTHLY TAX REPORT
                               ------------------

Name of Debtor: Cardiac Control Systems, Inc.           Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

                           TAXES PAID DURING THE MONTH

 Report all post-petition taxes paid directly or deposited into the tax account

  Date             Payee                           Description                                Amount
  ----             -----                           -----------                                ------
  10-Jul-00        Clerk of Court                  State Tax Stamps on sale of Real Property         $8,365.00
  10-Jul-00        Suzette Pellicer, Flagler       Real Property Tax 1997                           $29,077.28
                   County Tax Collector

  10-Jul-00        Suzette Pellicer, Flagler       Real Property Tax 1998                           $25,856.33
                   County Tax Collector
  10-Jul-00        Suzette Pellicer, Flagler       Real Property Tax 1999                           $25,205.43
                   County Tax Collector
  10-Jul-00        Suzette Pellicer, Flagler       Real Property Tax 2000                           $10,944.86
                   County Tax Collector
  10-Jul-00        Suzette Pellicer Flagler        Personal Property Tax 1999                        $5,286.82
                   County Tax Collector
                                                                                              -----------------
                                                                                                   $103,735.72
                                                                                             =================


----------------------------------------------------------------------------------------------------------------
                               TAXES OWED AND DUE
                               ------------------

 Report all unpaid post-petition taxes including Federal and State withholding
FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.

   Name of Taxing
   --------------
      Authority           Date Payment Due       Description           Amount
      ---------           ----------------       -----------           ------



                                  ATTACHMENT 7
                                  ------------

                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGE
                   -------------------------------------------

     Name of Debtor: Cardiac Control Systems, Inc. Case Number 99-06852-3P1

        Reporting Period beginning July 1, 2000 and ending July 31, 2000

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

             Name of Officer or Owner                 Title                               Amount Paid
             ------------------------                 -----                               -----------

             W. Alan Walton                      Vice President and COO
 --------------------------------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------

                                                                       Full Time              Part Time

 Number of Employees at beginning of period                                0                      1
 Number hired during the period                                            0                      0
 Number terminated or resigned during period                               0                      0

 ----------------------------------------------------------------------------------------------------------

                            CONFIRMATION OF INSURANCE
                            -------------------------

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life

                                              Agent and Phone Number              Expiration                 Date
                                              ----------------------              ----------                 ----
             Carrier                                                                 Date                Premium Due
             -------                                                                 ----                -----------

                            THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.


                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------

The following significant events occurred during the reporting period July 1, 2000 through July 31, 2000.

1. On July 10 the sale of the real property at 3 Commerce Boulevard, Palm Coast, Florida to Kanthal Corporation for the sum of $1,195,000.00 was completed. The disposition of the proceeds of sale in payment of costs of sale, taxes and payments to pre-petition secured creditors are reported in the schedule of CASH RECEIPTS AND PAYMENTS in the attached financial report.

2.          Continued negotiations for the sale of Intellectual Property.

         We intend to file a Plan of Reorganization and Disclosure Statement on or before August 31, 2000.